UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [✓]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]           Definitive Proxy Statement
[✓]           Definitive Additional Materials
[   ]           Soliciting Material Pursuant to §240.14a-12

PROGINET CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[✓]           No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 18, 2008

To the Stockholders of Proginet Corporation:

On October 17, 2008, Proginet filed a Definitive Proxy Statement on Schedule 14A (“Proxy Statement”) with the Securities and Exchange Commission (“SEC”).  In such filing with the SEC, the proxy card was inadvertently omitted from the Proxy Statement.  However, the proxy card was properly included in the mailing of the Proxy Statement to the stockholders of Proginet.  To correct the omission to the filing with the SEC, Proginet is hereby filing the proxy card as “Additional Definitive Materials” to its Proxy Statement.

Sandison E. Weil
President and Chief
Executive Officer

October 24, 2008
Garden City, New York

ANNUAL MEETING OF STOCKHOLDERS OF

PROGINET CORPORATION

November 18, 2008

Please mark, sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630030000000000000 3 111808

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Amit K. Basak
- ○ George T. Hawes
- ○ Dr. E. Kelly Hyslop
- ○ Stephen Kezirian
- ○ Sandison E. Weil
- ○ Allen Wolpert

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee for whom you wish to withhold authority, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve amendments to the 2000 Stock Option Plan of Proginet Corporation which authorize a 3,000,000 share increase in the number of shares of common stock available for award grants under the 2000 Plan, an increase in the maximum number of shares of common stock for which options may be granted under the 2000 Plan to an employee in any calendar year from 250,000 to 750,000, and extend the term of the 2000 Plan by five years to October 10, 2015.	☐	☐	☐
3. Ratification of the appointment of BDO Seidman LLP as independent registered public accountants for the fiscal year ending July 31, 2009.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof including adjournment of the meeting for any reason and any other matters incident to the conduct of the meeting. In case any nominee should become unavailable for election to the Board of Directors for any reason, the Persons appointed as proxies shall have discretionary authority to vote this proxy for one or more alternate nominees who will be designated by the existing Board of Directors.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY **PROGINET CORPORATION** PROXY

ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 18, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock of PROGINET CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Sandison E. Weil and Debra A. DiMaria, and each of them, proxies, with full power of substitution for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the 2008 Annual Meeting of Stockholders of Proginet Corporation, to be held at the offices of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530 on Tuesday, November 18, 2008 at 4:30 p.m., local time and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Annual Meeting.

Each properly executed proxy will be voted in accordance with the specifications made on the reverse side of this proxy and in the discretion of the Proxies on any other matter that may come before the Annual Meeting including adjournment of the meeting for any reason and any other matters incident to the conduct of the meeting. Where no choice is specified, this proxy will be voted **FOR** all listed nominees to serve as directors, **FOR** proposal 2 (To approve amendments to the 2000 Stock Option Plan of Proginet Corporation which authorize a 3,000,000 share increase in the number of shares of common stock available for award grants under the 2000 Plan, an increase in the maximum number of shares of common stock for which options may be granted under the 2000 Plan to an employee in any calendar year from 250,000 to 750,000, and extend the term of the 2000 Plan by five years to October 10, 2015) and **FOR** proposal 3 (Ratification of the appointment of BDO Seidman LLP as independent registered public accountants for the fiscal year ending July 31, 2009.)

(Continued and to be marked, signed and dated on the reverse side)

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